EXHIBIT 10.1
                         AMENDMENT TO PURCHASE AGREEMENT

            This Amendment to Purchase Agreement is made as of December 30, 1999, by and between:

            KARL E. BOELLERT, a person of the age of majority and domiciled in Calcasieu Parish, Louisiana, whose mailing address is P.O. Box 4385, Lake Charles, Louisiana 70606-4385 (the "Individual"); and

         PLAYERS LAKE CHARLES, LLC (successor in interest to Players Lake Charles, Inc.), a Louisiana limited liability company ("Players"), herein represented by Players Lake Charles Riverboat, Inc., its duly authorized managing member, which appears herein by and through John Groom, its duly authorized president, whose mailing address is 2333 Broad Street, Lake Charles, Louisiana 70601.

                                   BACKGROUND

            A. Pursuant to the terms of that certain Purchase Agreement dated as of March 1, 1999, by and between Players and the Individual (the "Purchase Agreement"), Players has offered to purchase from the Individual and the Individual has agreed to sell and convey to Players the Boellert Payment Interest (as that term is defined in the Purchase Agreement), all subject to the terms and conditions of the Purchase Agreement. All terms used herein shall have the meaning ascribed to them in the Purchase Agreement unless the context clearly requires otherwise.

            B. Players and Boellert desire to amend certain provisions of the Purchase Agreement to provide, among other things, for the acceleration of a certain portion of the purchase price in consideration of an extension of the Closing Date, all in accordance with the terms of this Amendment.

            NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Incorporation of Background. The Background provisions above are incorporated herein by this reference as if set forth at length. Players and the Individual hereby acknowledge the truth and accuracy of the Background provisions.

2.          Amendment to Certain Provisions of the Purchase Agreement.

         (a) Paragraph 2 of the Purchase Agreement shall be deleted and in its place the following shall be substituted:

         2. Purchase and Sale of Boellert Payment Interest. On or before February 29, 2000, Players shall purchase from the Individual, and the Individual shall sell to Players the Boellert Payment Interest. Players shall provide the Individual with at least two (2) days' notice of the date of the closing of such transactions (the "Closing Date").

         (b) The first sentence of Paragraph 3 of the Purchase Agreement shall be deleted and in its place the following shall be substituted:

         3. Purchase Price. In consideration of the purchase of the Boellert Payment Interest, on the Closing Date, Players shall purchase a fixed annuity contract for the benefit of the Individual (the "Annuity"), which Annuity shall provide for monthly payments in the amounts and at the times provided below:

         (c) Paragraph 4 of the Purchase Agreement shall be deleted and in its place the following shall be substituted:

         4. Release and Non-Compete Agreement. In consideration of the purchase of the Annuity, the Individual shall execute and deliver to Players a Release and Non-Compete Agreement in substantially the form attached hereto as Exhibit "A" (the "Release and Non-Compete Agreement").

         (d) Paragraph 7 of the Purchase Agreement shall be deleted and in its place the following shall be substituted:

         7. Time of Closing; Closing Deliveries. Closing of the purchase and sale of the Boellert Payment Interest ("Closing") shall take place on the Closing Date at a time and a place mutually convenient to the parties. At Closing, Players shall deliver to the Individual evidence of the purchase of the Annuity and the opinion of a tax adviser as referenced in paragraph 3, above, and the Individual shall deliver to Players the Release and Non-Compete Agreement.

         (e) Exhibit "A" to the Purchase Agreement shall be deleted and in its place shall be substituted the form of Release and Non-Compete Agreement attached hereto as Exhibit "A".

3.          Status of Conditions Precedent; Representation of the Individual.
Players and the Individual acknowledge that in response to the request of Players' counsel seeking Regulatory Approval of the Transactions from the Board, the Board's attorney, William J. Quinlan, Jr., Assistant Attorney General, provided a letter to Players' counsel indicating that while the Board would not render any opinion regarding the proposed Transactions, the Board would not use a failure to obtain approval as a basis for regulatory action against any disclosed party to the agreements. Players has determined that this statement satisfies the requirement for Regulatory Approval contained in Paragraph 5 of the Purchase Agreement. The Individual represents to Players that there are no third parties with any interest in the Purchase Agreement, or the Individual's right to receive payments thereunder and acknowledges that such representation is a material representation on which Players is entitled to rely in proceeding to Closing.

4. Consideration for Amendment. In consideration of the Individual's agreement to amend the Purchase Agreement, including the extension of the Closing Date provided for herein, on or before December 31, 1999, Players shall pay to the Individual the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) (the "Extension Consideration") in immediately available funds.

5. Limitation on Modifications. Except as specifically amended hereby, all terms contained in the Purchase Agreement shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment before the undersigned, competent witnesses, and the notaries shown below, as of the date first above written.


                                                     s/s Karl E. Boellert
                                                     --------------------
                                                     Karl E. Boellert
WITNESSES:

___________________________


___________________________



                   __________________________________________
                                  Notary Public


ATTEST:
                                       PLAYERS LAKE CHARLES, LLC
                                       By: Players Lake Charles Riverboat, Inc.,
                                       Managing Member


____________________________                 By: s/s Raymond A. Spera
                                                 --------------------
                                                 Raymond A. Spera
____________________________



                   __________________________________________
                                  Notary Public






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





EXHIBIT "A"

                       RELEASE AND NON-COMPETE AGREEMENT

            This Release and Non-compete Agreement is made on the _____ day of __________, 2000, by and between KARL E. BOELLERT, an individual (the "Individual") and Players Lake Charles, LLC (successor in interest to Players Lake Charles, Inc.), a Louisiana limited liability company ("Players").

                                   BACKGROUND

            A. Pursuant to the terms of that certain Purchase Agreement dated as of the 1st day of March, 1999, by and between Players and the Individual, as amended by that certain Amendment to Purchase Agreement dated as of the ___ day of December, 1999 (collectively, the "Purchase Agreement"), Players offered to purchase from the Individual and the Individual agreed to sell and convey to Players, the "Boellert Payment Interest" (as that term is defined in the Purchase Agreement) arising under that certain Settlement Agreement dated as of the 27th day of July, 1995, by and among Players Lake Charles, Inc. (predecessor in interest to Players) and certain other parties (the "Settlement Agreement"), all subject to the terms and conditions of the Purchase Agreement.

            B. The Individual is entering into this Agreement with Players in consideration of its receipt of the consideration stated in the Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. Incorporation of Background. The Background provisions above are incorporated herein by this reference as if set forth at length. Players and the Individual hereby acknowledge the truth and accuracy of the Background provisions.

            2. Acknowledgment of Receipt of Funds. The Individual acknowledges that on even date herewith, the Individual received from Players (i) the Extension Consideration (as that term is defined in the Purchase Agreement) and
(ii) evidence of Players' purchase of the Annuity (as that term is defined in the Purchase Agreement), in full and complete satisfaction of Players' obligations under the Purchase Agreement.

            3. Release.

                  (a) In full and complete settlement of (i) any and all obligations of Players to the Individual (and any party claiming under the Individual) arising under or out of the Settlement Agreement and (ii) any claims that the Individual may have against

Players, and for and in consideration of the undertakings of Players described herein and in the Purchase Agreement, including the payment of the Extension Consideration and the purchase of the Annuity, the Individual does hereby REMISE, RELEASE AND FOREVER DISCHARGE Players, its affiliates and assigns, directors, shareholders, partners, employees and agents, and their respective successors and assigns, heirs, executors and administrators (hereinafter all included within the term "Players Parties"), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever at law or in equity, which it ever had, now has, or hereafter may have, or which its heirs, executors, administrators, successors or permitted assigns hereafter may have, by reason of any action, matter, cause or thing whatsoever from the beginning of time to the date of execution hereof; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to the Settlement Agreement and the Purchase Agreement, including but not limited to, any claims which have been asserted, could have been asserted, or could be asserted now or in the future under any federal, state or local laws, and any common law claims now or hereafter recognized and all claims for counsel fees and costs, and any claims relating in any way to the Settlement Agreement or the Purchase Agreement. Notwithstanding the foregoing, nothing contained in this Paragraph 3(a) shall be deemed to limit the enforceability of any provision of this Agreement.

                  (b) In full and complete settlement of (i) any and all obligations of the Individual to Players (and any party claiming under Players) arising under or out of the Settlement Agreement and (ii) any claims that Players may have against the Individual, and for and in consideration of the undertakings of the Individual described herein and in the Purchase Agreement, Players does hereby REMISE, RELEASE AND FOREVER DISCHARGE the Individual, its heirs, executors and administrators (hereinafter all included within the term "the Individual Parties"), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever at law or in equity, which it ever had, now has, or hereafter may have, or which its heirs, executors, administrators, successors or permitted assigns hereafter may have, by reason of any action, matter, cause or thing whatsoever from the beginning of time to the date of execution hereof; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to the Settlement Agreement and the Purchase Agreement, including but not limited to, any claims which have been asserted, could have been asserted, or could be asserted now or in the future under any federal, state or local laws, and any common law claims now or hereafter recognized and all claims for counsel fees and costs, and any claims relating in any way to the Settlement Agreement or the Purchase Agreement. Notwithstanding the foregoing, nothing contained in this Paragraph 3(b) shall be deemed to limit the enforceability of any provision of this Agreement.

            4. Covenant Not to Sue. The Individual and Players further agree and covenant that, except as may be necessary to enforce their respective rights hereunder, neither will, directly or indirectly, file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages, including injunctive, declaratory, monetary or other relief against the other, involving any matter occurring at any time in the past up to the date hereof in connection with the Individual or Players, as the case may be, or involving any continuing effects of any actions or practices which may have arisen or occurred prior to the date hereof. The Individual and Players further agree and covenant that should either of them, directly or indirectly, file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages, including injunctive, declaratory, monetary or other relief, in each case as prohibited by the preceding sentence, despite such party's agreement not to do so hereunder, then such breaching party will repay to the other all amounts (or the value of benefits) paid hereunder, and pay all of the costs and expenses of the nonbreaching party (including reasonable attorneys' fees) incurred in the defense of any such action or undertaking.

            5. Covenant Not to Compete. The Individual hereby agrees that for a term of two (2) years, it shall not, directly or indirectly (individually or for, with or through any other person, firm, joint venture, corporation or other entity), carry on or engage in any casino gaming business within Calcasieu Parish, or solicit customers of Players within Calcasieu Parish; provided, however, that subject to the terms of this Paragraph 5, nothing contained herein shall limit the ability of the Individual to distribute, own or operate, or to provide services to any manufacturer, distributor, or operator of, "Video Draw Poker Devices" as that term is defined in La.R.S. 33:4862.1(B)(15) ("VDPDs"). The phrase "carry on or engage in any casino gaming business within Calcasieu Parish" shall mean being or acting, in any capacity (whether legal or beneficial), as an owner, landlord of, broker of or for, operator, employee, agent, consultant, lobbyist, spokesperson or representative of the interests of any person, firm, joint venture, corporation or other entity engaged in, or preparing to engage in, gaming operations or other casino gaming enterprises within the geographical boundaries of Calcasieu Parish (any such person, firm, joint venture, corporation or other entity being referred to as a "Calcasieu Gaming Operator"). Notwithstanding the provisions of the first sentence of this Paragraph 5, and as a limited specific exception thereto, any party may (i) own or operate VDPDs, so long as the subject VDPDs are not owned or operated, directly or indirectly, with, for or on behalf of any Calcasieu Gaming Operator, and (ii) distribute VDPDs, or provide services to any person or entity who manufactures, distributes, or operates VDPDs, so long as such distributee or recipient of such services is not, now or in the future, a Calcasieu Parish Operator. If, after the execution of this Agreement, any party hereto is engaged in the distribution of VDPDs or the provision of services to any person or entity who manufactures, distributes, or operates VDPDs, and such distributee or recipient of services becomes a Calcasieu Parish Operator, such party(ies) shall immediately cease its(their) association with such Calcasieu Parish Operator to the extent of such Calcasieu Parish Operator's activities in Calcasieu Parish.

            6. Indemnification.

                  (a) The Individual agrees to indemnify, hold harmless and defend Players, and the Players Parties, from and against any losses, liabilities, damages, charges, expenses, costs (including, without limitation, attorneys' fees, court costs and other legal costs and expenses), penalties, fines, injunctions, suits, claims, judgments, or demands suffered by or made against or imposed at any time upon any of the Players Parties, directly or indirectly, arising as a result of or in connection with its breach of any term of this Agreement, including its violation of any of the terms and conditions of Paragraphs 4 or 5 of this Agreement. If Players shall incur any fees, costs, expenses, or charges (including, without limitation, attorneys' fees, court costs and other legal costs or expenses) in order to enforce the terms of this Agreement, the Individual agrees to pay directly, or at Players' option to reimburse Players for, such fees, costs, and expenses no later than thirty (30) days after receiving written notice of said fees, costs, expenses, or charges.

                  (b) Players agrees to indemnify, hold harmless and defend the Individual, and the Individual Parties, from and against any losses, liabilities, damages, charges, expenses, costs (including, without limitation, attorneys' fees, court costs and other legal costs and expenses), penalties, fines, injunctions, suits, claims, judgments, or demands suffered by or made against or imposed at any time upon any of the Individual Parties, directly or indirectly, arising as a result of or in connection with its breach of any term of this Agreement, including its violation of any of the terms and conditions of Paragraph 4 of this Agreement. If the Individual shall incur any fees, costs, expenses, or charges (including, without limitation, attorneys' fees, court costs and other legal costs or expenses) in order to enforce the terms of this Agreement, Players agrees to pay directly, or at the Individual's option to reimburse the Individual for, such fees, costs, and expenses no later than thirty (30) days after receiving written notice of said fees, costs, expenses, or charges.

            7. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein.

            8. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Release and Non-compete Agreement as of the date first above written.


                                                     s/s Karl E. Boellert
                                                     --------------------
                                                     Karl E. Boellert
WITNESSES:

---------------------------


---------------------------


                   ------------------------------------------
                                  Notary Public


                       [SIGNATURES CONTINUE ON NEXT PAGE]

ATTEST:
                                       PLAYERS LAKE CHARLES, LLC
                                       By: Players Lake Charles Riverboat, Inc.,
                                       Managing Member


                                       By: s/s Raymond A. Spera
----------------------------               --------------------
                                           Raymond A. Spera
----------------------------



                   ------------------------------------------
                                  Notary Public














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